Other Assets, Non-Current (Details) - Schedule of other assets, non-current - CNY (¥) ¥ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Schedule of other assets, non-current [Abstract]
Long-term receivable	[1]	¥ 175,000	¥ 175,000
Others		19,444	19,444
Total		¥ 194,444	¥ 194,444

[1]	Long-term receivable represents the consideration receivable generated from the disposal of buildings to a third- party buyer. The Group filed appeal against the buyer because it did not repay the consideration on time as agreed. The local court has enforced asset preservation with properties value higher than the long-term receivable according to the Group’s appeal.